UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On March 27, 2026, Volato Group, Inc. (“Volato” or the “Company”) entered into an ATM Sales Agreement (the “Agreement”) with Curvature Securities, LLC (the “Agent”) pursuant to which the Agent will act as the Company’s sole sales agent or principal with respect to the offer and sale from time-to-time of shares of the Company’s Class A Common Stock, par value $0.0001 per share, having an aggregate gross sales price of an aggregate of up to $3,700,000 (the “Shares”), which is based on the limitations of General Instruction I.B.6 of Form S-3. Sales of the Shares, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), which includes sales made directly on the NYSE American LLC and such other sales as agreed upon by the Company and the Agent. Any Shares sold will be issued pursuant to a shelf registration statement on Form S-3 (File No. 333-290219) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2025, and declared effective by the SEC on September 30, 2025, the prospectus contained in the Registration Statement, and a prospectus supplement dated March 27, 2026.

The Company has agreed to pay the Agent a commission of up to 3.0% of the gross sales price of any Shares sold in the offering. The Company will also reimburse the Agent for certain specified expenses in connection with its services under the Agreement.

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time subject to the terms and conditions of the Agreement but is not obligated to sell, and the Agent is not obligated to buy or sell, any Shares under the Agreement. No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells or the dates when such sales will take place.

The Company or Agent may suspend or terminate the offering of Shares upon proper notice to the other party and subject to other conditions. The Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to place the Shares, subject to the terms of the Agreement.

The Company made certain customary representations, warranties, and covenants in the Agreement and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Act. The Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Agreement were made only for purposes of the Agreement, including the allocation of risk between the Company and the Agent, and as of specific dates, were solely for the benefit of the Company and the Agent, and may be subject to limitations agreed upon by the Company and the Agent, including being qualified by confidential disclosures exchanged between the Company and the Agent in connection with the execution of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company is filing the opinion of its counsel, Dykema Gossett PLLC, relating to the legality of the issuance and sale of the Shares as Exhibit 5.1 hereto, which is incorporated herein by reference and into the Registration Statement.

Item 8.01. Other Events

Merger Transaction with M2i Global, Inc.

As previously announced, on July 28, 2025 the Company entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) with Volato Merger Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and M2i Global, Inc., a Nevada corporation (“M2i Global”), pursuant to which Merger Sub will merge with and into M2i Global, with M2i Global surviving the merger as a wholly-owned subsidiary of the Company (together with all other transactions contemplated by the Merger Agreement, the “Merger”). Collectively, we refer to the Company and the surviving corporation following the Merger as the Combined Company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.001 par value per share, of M2i Global issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of shares of Class A common stock, par value $0.0001 per share of the Company, resulting in aggregate number of shares equal to 85% of the Company Common Stock on an as converted and fully diluted basis at the Effective Time, excluding shares of Company Common Stock underlying outstanding Company warrants, and as may be adjusted in accordance with the Merger Agreement (the “Merger Consideration”). Based on an assumption of approximately 21,115,249 fully diluted shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, the Company estimates that the Merger will result in the issuance of Merger Consideration consisting of approximately 119,222,731 shares of Company Common Stock. However, the actual amount of the Merger Consideration will be determined at the Effective Time and is subject to change based on the fully diluted number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time.

Following completion of the Merger, the Combined Company will operate as a diversified technology and industrial enterprise focused on developing and commercializing software, data-driven systems, and operational infrastructure to support the critical-minerals supply chain and related government and industrial programs. The business will integrate M2i Global’s critical-minerals operations with the Company’s proprietary software assets, creating a technology-enabled platform designed to enhance transparency, traceability, and efficiency within the minerals, metals, and government-supply sectors. The Combined Company will operate primarily through two complementary divisions: (1) Critical Minerals and Industrial Operations, conducted through M2i Global, U.S. Minerals & Metals Corp., and affiliated entities; and (2) Software and Data Solutions, derived from the Company’s proprietary software assets, including the Mission Control, Vaunt, and Parslee platforms. Together, these business lines position the Combined Company to capture growth across the rapidly evolving markets for critical-mineral supply chains, sustainability compliance, and data-driven industrial management.

In connection with the proposed Merger, the Company intends to seek stockholder approval of a potential reverse stock split with the primary intent of increasing the market price of the Company’s Class A common stock to enhance the ability of the Combined Company to meet the initial listing requirements of the NYSE American.

Risk Related to the Merger

Neither Volato nor M2i Global can be sure if or when the Merger will be completed.

The closing is subject to the satisfaction or waiver of various closing conditions, including the authorization of the Merger by M2i Global’s stockholders and the approval of the required proposals described in the Company’s proxy statement by Volato’s stockholders. Neither Volato nor M2i Global can guarantee that the closing conditions set forth in the Merger Agreement will be satisfied. If the Merger is not completed, the Volato Board, in discharging its fiduciary obligations to Volato stockholders, will evaluate other strategic alternatives or financing options that may be available, which alternatives may not be as favorable to Volato stockholders as the Merger, if available at all. Any future sale, merger, financing or other transaction may be subject to further stockholder approval. Volato may also be unable to find, evaluate or complete other strategic alternatives, which may have a material adverse effect on Volato’s business, financial condition or results of operations.

Volato’s and M2i Global’s efforts to complete the Merger could cause substantial disruptions in and create uncertainty surrounding, their respective businesses, which may materially adversely affect their results of operation and businesses. Uncertainty as to whether the Merger will be completed may also affect Volato’s and M2i Global’s ability to retain and motivate existing employees. A substantial amount of Volato’s and M2i Global’s management’s and employees’ attention is being directed toward the closing and thus is being diverted from their respective day-to-day operations. Uncertainty as to Volato’s and M2i Global’s future could adversely affect their relationship with collaborators, suppliers, vendors, regulators and other business partners and stakeholders. For example, vendors, collaborators and other counterparties may defer decisions concerning working with Volato or M2i Global or seek to change existing business relationships with Volato or M2i Global, during the pendency of the Merger. Changes to or termination of, existing business relationships could adversely affect Volato and M2i Global’s business, results of operations and financial condition, as well as the market price of Volato Common Stock. The adverse effects of the pendency of the Merger could be exacerbated by any delays in the closing or by the termination of the Merger Agreement.

The closing is subject to approval by the Volato stockholders and the M2i Global stockholders. Failure to obtain these approvals would prevent the closing.

The closing is subject to certain approvals by the Volato stockholders and the M2i Global stockholders. Failure to obtain the required stockholder approvals may result in a material delay in, or the abandonment of, the Merger. Any delay in completing the Merger may materially adversely affect the timing and benefits that are expected to be achieved from the Merger.

Volato stockholders will experience significant ownership and voting power dilution in connection with the Merger and may not realize a benefit from the Merger commensurate with that dilution.

Pursuant to the terms of the Merger Agreement and upon the closing, the Volato stockholders as of immediately prior to the Effective Time are expected to own approximately 15% of the Combined Company common stock and the M2i Global stockholders as of immediately prior to the Effective Time are expected to own approximately 85% of the Combined Company common stock, each on a fully diluted basis, excluding shares of Volato Common Stock underlying outstanding Volato warrants. Accordingly, the issuance of Volato Common Stock to M2i Global stockholders in the Merger will significantly reduce the ownership stake and relative voting power of each share of Volato Common Stock held by current Volato stockholders. Consequently, following the Merger, the ability of current Volato stockholders to influence Combined Company management will be substantially reduced.

If the Combined Company is unable to realize the strategic and financial benefits currently anticipated from the Merger, Volato stockholders will have experienced substantial dilution of their ownership interests in Volato without receiving the expected commensurate benefit or only receiving part of the commensurate benefit to the extent the Combined Company is able to realize only part of the expected strategic and financial benefits currently anticipated from the Merger.

The intended benefits of the Merger may not be realized.

The Merger pose risks for Volato’s and M2i Global’s ongoing operations, including, among others:

● that senior management’s attention may be diverted from management of the respective businesses, current operations and development;

● that there are significant costs and expenses associated with any undisclosed or potential liabilities; and

● that unforeseen difficulties may arise in integrating Volato’s and M2i Global’s businesses in the Combined Company.

As a result of the foregoing and other factors, risks and characteristics, the Combined Company may be unable to realize the full strategic and financial benefits currently anticipated from the Merger and Volato and M2i Global cannot assure you that the Merger will be accretive to Volato or M2i Global stockholders in the near term or at all. Furthermore, if Volato or M2i Global stockholders fail to realize the intended benefits of the Merger or they take longer than expected to achieve, the market price of the Combined Company’s common stock could decline to the extent that the market price reflects those anticipated benefits. Volato stockholders will have experienced substantial dilution of their ownership interests in Volato without receiving any commensurate benefit or only receiving part of the commensurate benefit to the extent the Combined Company is able to realize only part of the strategic and financial benefits currently anticipated from the Merger.

The market value of Volato and M2i Global may change between the date of Volato’s proxy statement/prospectus and the closing and the fairness opinion obtained by Volato will not reflect subsequent changes.

The Volato Board obtained an opinion of Houlihan Capital, LLC to address the fairness to Volato’s stockholders of the consideration to be paid by Volato in the Merger, from a financial point of view, as of September 29, 2025. Subsequent changes in the operation and prospects of Volato or M2i Global, general market and economic conditions and other factors, some of which may be beyond the control of Volato or M2i Global and on which Houlihan Capital, LLC’s opinion was based, may significantly alter the value of M2i Global or Volato or the price of the shares of Volato Common Stock, by the time the Merger are completed. Because Volato does not anticipate asking Houlihan Capital, LLC to update its opinion, the opinion will not address the fairness of the consideration from a financial point of view as of any other date other than the date of such opinion.

The Merger is subject to the requirements of the HSR Act, and regulatory authorities may impose conditions that could have an adverse effect on Volato and/or M2i Global following the Merger or that could delay, prevent or increase the costs associated with completion of the Merger.

Completion of the Merger is conditioned upon the expiration or termination of any waiting period under the provisions of the HSR Act. Under the Merger Agreement, Volato and M2i Global have agreed to use commercially reasonable efforts to obtain all necessary approvals, consents, ratifications, permissions, waivers or authorizations and make all necessary filings and other submissions, if any, and give all notices, if any, required to be made and given in connection with the Merger. However, there can be no assurance that these approvals will be obtained and that the other closing conditions will be satisfied. In addition, the governmental authorities from which the regulatory approvals are required may impose conditions on the closing or require changes to the terms of the Merger Agreement or other agreements to be entered into in connection with the Merger Agreement which may delay completion of the Merger or impose additional material costs on or materially limit the revenues of the Combined Company following the completion of the Merger. There can be no assurance that regulators will choose not to impose such conditions or changes in terms, and, if imposed, such conditions or changes in terms may delay or lead to the abandonment of the Merger.

The Merger may be completed even though certain events occur prior to the closing that materially and adversely affect Volato or M2i Global.

The Merger Agreement provides that either Volato or M2i Global can refuse to complete the Merger if there is a material adverse effect with the other party occurring between the date of the Merger Agreement and the closing. However, certain types of changes do not permit either party to refuse to complete the Merger, even if such change could be said to have a material adverse effect on Volato or M2i Global, including, but not limited to:

● general economic or political conditions or conditions generally affecting the industries in which the parties operate;

● any natural disaster, calamity or epidemics, pandemics or other force majeure events, or any act or threat of terrorism or war, any armed hostilities or terrorist activities anywhere in the world, or any governmental or other response or reaction to any of the foregoing; and

● any change in GAAP or applicable law or the interpretation thereof.

Volato or M2i Global may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still complete the Merger, the Combined Company’s stock price may suffer.

The officers and directors of Volato and M2i Global have interests in the Merger that may be different from or in addition to, the interests of Volato and M2i Global stockholders generally.

Some of Volato’s directors and officers have interests in the Merger that are different from Volato’s stockholders generally and that may influence them to support or approve the Merger without regard to the interests of Volato’s other stockholders. For example, (i) Matthew Liotta will resign as Chief Executive Officer of Volato, be appointed as president of the aviation technology business lines of the Combined Company, and remain on the board of directors, (ii) Mark Heinen will remain as Chief Financial Officer of the Combined Company, (iii) Michael Prachar will remain as Chief Operating Officer of the Combined Company, and (iv) Alan D. Gaines will remain on the board of directors.

The Volato Board was aware of certain of these interests and considered them, among other matters, in the decision to approve the Merger Agreement.

Certain provisions of the Merger Agreement may discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Merger Agreement.

The Merger Agreement contains restrictions on Volato’s ability to solicit, initiate or knowingly encourage, induce or facilitate the communication, making or submission of any third party proposals relating to alternative transactions or to provide information to or engage in discussions with, a third party in relation to an alternative transaction, subject to certain exceptions. The Merger Agreement also contains provisions that require Volato to hold the special meeting of stockholders even if the Volato Board withholds, amends, withdraws or modifies its recommendation regarding the proposals. Before the Volato Board may change its recommendation to stockholders to vote in favor of the proposals, Volato must, among other things, provide M2i Global with notice and negotiation rights. These provisions could discourage a potential third party acquiror from considering or proposing an acquisition transaction.

Furthermore, each of Volato’s officers and directors and certain other significant stockholders, who collectively hold approximately 12% of the issued and outstanding Volato Common Stock as of July 28, 2025, on a fully diluted basis, have entered into the Stockholder Support Agreement. These Volato stockholders also agreed to vote against any Acquisition Proposal (as defined in the Merger Agreement and elsewhere in this proxy statement/prospectus). As a result, the Stockholder Support Agreement may discourage other parties from attempting to engage in a transaction with Volato, even if those parties would otherwise be willing to offer greater value to Volato stockholders than that offered by M2i Global under the Merger Agreement.

Volato and M2i Global will be subject to certain contractual restrictions while the Merger is pending.

The Merger Agreement restricts each of Volato and M2i Global from making certain acquisitions and divestitures, entering into certain contracts, incurring certain indebtedness and expenditures, paying dividends, repurchasing or issuing equity securities outside certain limited exceptions and taking other specified actions until the earlier of the closing or the termination of the Merger Agreement without the consent of the other party. These restrictions may prevent Volato and M2i Global from pursuing attractive business opportunities that may arise prior to the closing and could have the effect of delaying or preventing other strategic transactions. Adverse effects arising from the pendency of the Merger could be exacerbated by any delays in the closing or the termination of the Merger Agreement.

The market price of Volato Common Stock may decline and the value of M2i Global’s securities may be adversely affected as a result of the announcement and pendency of the Merger.

The market price of Volato Common Stock may decline and the value of M2i Global’s securities may be adversely affected as a result of the announcement and pendency of the Merger for a number of reasons, including if:

● investors react negatively to the prospects of the Combined Company’s business and financial condition following the Merger; and/or

● the attention of Volato or M2i Global management is directed towards the closing and other transaction-related considerations and is diverted from the day-to-day business operations of Volato or M2i Global, as applicable and matters related to the Merger require commitments of time and resources that could otherwise have been devoted to other opportunities that might have been beneficial to Volato or M2i Global, as applicable.

A decline in the market price of Volato Common Stock or an adverse effect upon the value of M2i Global’s securities could adversely affect the businesses of, or harm the financial condition, results of operations or business prospects of, Volato, M2i Global or the Combined Company.

If the Merger is not completed, the Volato Board may decide to pursue a dissolution and liquidation of Volato. In such an event, the amount of cash available for distribution to its stockholders will depend heavily on the timing of such liquidation as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

There can be no assurance that the Merger will be completed. If the Merger is not completed, the Volato Board may decide to pursue a dissolution and liquidation of Volato. In such an event, the amount of cash available for distribution to Volato stockholders will depend heavily on the timing of such decision, as with the passage of time the amount of cash available for distribution is expected to be reduced as Volato continues to fund its operations and transaction-related expenses. In addition, if the Volato Board were to approve and recommend and Volato stockholders were to approve, a dissolution and liquidation of Volato, Volato would be required under Delaware corporate law to pay its outstanding obligations, as well as to make reasonable provision for contingent and unknown obligations, prior to making any distributions in liquidation to Volato stockholders. As a result of this requirement, a portion of Volato’s remaining cash assets may need to be reserved pending the resolution of such obligations. In addition, Volato may be subject to litigation or other claims related to a dissolution and liquidation. If a dissolution and liquidation were pursued, the Volato Board, in consultation with its advisors, would need to evaluate these matters and make a determination about a reasonable amount to reserve. Accordingly, holders of Volato Common Stock could lose all or a significant portion of their investment in the event of liquidation, dissolution or winding up of Volato.

Litigation relating to the Merger could require Volato or M2i Global to incur significant costs and suffer management distraction and could delay or enjoin the Merger.

Volato or M2i Global could be subject to demands or litigation related to the Merger, whether or not the Merger is consummated. Such actions may create uncertainty relating to the Merger or delay or enjoin the Merger and responding to such demands is often expensive and could divert management time and resources. In addition, such demands or litigation could lead to a dissolution or bankruptcy of Volato if the costs associated with such demands or litigation are significant enough.

Volato and M2i Global are expected to incur substantial expenses related to the Merger.

Volato and M2i Global have incurred and expect to continue to incur, substantial fees and expenses in connection with the Merger, including legal, accounting, financial advisory and other transaction fees and costs associated with the Merger. As of March 25, 2026, M2i Global has incurred approximately $244,248 of fees and expenses related to the Merger, primarily consisting of legal, audit and accounting fees, and anticipates incurring approximately $100,000 of additional fees and expenses prior to the closing. As of March 25, 2026, Volato has incurred approximately $908,658 of fees and expenses related to the Merger, primarily consisting of legal, audit and accounting fees, and anticipates incurring approximately $165,000 of additional fees and expenses prior to the closing. Actual transaction costs may substantially exceed Volato’s and M2i Global’s respective estimates and may have an adverse effect on the Combined Company’s financial condition and operating results.

In addition, the Combined Company may also incur significant integration-related fees and costs related to formulating and implementing integration plans, including facilities and systems consolidation costs and employment-related costs. Volato and M2i Global continue to assess the magnitude of these costs and additional unanticipated costs may be incurred in the Merger and the integration of the two companies’ businesses.

Volato or M2i Global may waive one or more of the closing conditions without re-soliciting stockholder approval.

Volato or M2i Global may determine to waive, in whole or in part, one or more of the closing conditions. Volato and M2i Global expect to evaluate the materiality of any waiver and its effect on Volato or M2i Global stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this proxy statement/prospectus or any re-solicitation of proxies, approvals or voting cards is required in light of such waiver. Any determination to waive any condition to the Merger or as to re-soliciting stockholder approval or amending the proxy statement/prospectus as a result of a waiver will be made by Volato or M2i Global, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

Recent rulings from the U.S. Supreme Court could result in material changes to tax regulatory authority and administrative interpretations of established rules.

The Supreme Court’s decision in Loper Bright Enterprises v. Raimondo could significantly impact the Treasury Department’s (“Treasury”) and Internal Revenue Service’s (“IRS”) authority to interpret the Internal Revenue Code of 1986, as amended (“Code”), and issue tax regulations. This may affect:

● the validity and enforceability of existing Treasury Regulations, particularly where Congressional authorization is not explicit;

● the deference courts give to IRS interpretations, revenue rulings, notices, and other administrative guidance;

● treatment of tax positions previously taken based on Treasury Regulations or IRS guidance;

● the IRS’s ability to adopt new interpretations or create new rules without specific statutory authorization;

● the continued validity of tax planning strategies that rely on Treasury Regulations; and

● the level of certainty available through IRS private letter rulings and other administrative determinations.

Any judicial reexamination of Treasury and IRS authority could result in increased tax uncertainty and compliance costs, the need to reevaluate and potentially restructure existing arrangements, greater risk of challenge to tax positions based on regulatory interpretations, reduced availability of administrative guidance and different courts reaching inconsistent conclusions about regulatory validity.

Any such changes could materially affect our intended tax treatment described hereunder.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the potential transactions contemplated by the Merger Agreement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; the possibility that the proposed transactions do not close when expected or at all; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement, the Company has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that the Company or M2i Global has filed or will file with the SEC or send to its stockholders or investors in connection with the proposed M2i Global Merger. This document does not contain all the information that should be considered concerning the proposed M2i Global Merger and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED M2I GLOBAL MERGER OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED M2I GLOBAL MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED M2I GLOBAL MERGER AND THE PARTIES TO THE PROPOSED M2I GLOBAL MERGER.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed M2i Global Merger. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed M2i Global Merger. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed M2i Global Merger filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. The Company’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to the Company at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed M2i Global Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed M2i Global Merger is expected to be implemented solely pursuant to the legally binding definitive agreement which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2025, and which contains the material terms and conditions of the proposed M2i Global Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	ATM Sales Agreement, dated March 27, 2026, with Curvature Securities, LLC.
5.1	Opinion of Dykema Gossett PLLC.
23.1	Consent of Dykema Gossett PLLC (included in the opinion filed as Exhibit 5.1).
23.2	Consent of Elliott Davis, PLLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer